Exhibit 10.5

THIS FIRST AMENDMENT TO PARTICIPATION AGREEMENT is made April 30, 1999

BETWEEN:

(1)	P.T. FREEPORT INDONESIA COMPANY, a limited liability company organized under the laws of the Republic of Indonesia and domesticated in the State of Delaware, U.S.A. (“PT-FI”) and

(2)	P.T. RTZ-CRA INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia (“PTRTI”),

WHEREAS

(A)
By a Contract of Work dated 30 December 1991 made between The Government of the Republic of Indonesia (the “Government”) and PT-FI, the Government appointed PT-FI as the sole contractor for the Government with respect to the Contract Area, as defined in the Contract of Work, with the sole rights to explore, mine, process, store, transport, market, sell, and dispose of Products, as defined below, in the Contract Area (defined as aforesaid)

(B)
Pursuant to that certain Participation Agreement dated October 11, 1996, between PT-FI and PTRTI (as in effect prior to the effectiveness of this Amendment, the “Participation Agreement”), PT-FI and PTRTI participate in operations under the COW (as defined below) on the terms and conditions set forth therein

(C)	PT-FI and PTRTI desire to amend the Participation Agreement as hereinafter set forth

IT IS HEREBY AGREED as follows:

1.
Definitions. In this Amendment (including the Schedules and Annexes hereto), unless the context otherwise requires, capitalized terms used herein shall have the meanings provided under the Participation Agreement.

2.	Amendments To The Participation Agreement (including Annexes A and B thereto). The Participation Agreement (including Annex A and Annex B thereto) is hereby amended as follows:

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(a)	Concerning Close-Down (Clauses 1.1.12 and 8.8.2 of the Participation Agreement and paragraph 10.4.2 of the Financial and Accounting Procedures).

(i)	With effect from the date of this Amendment, Clause 1.1.12 of the Participation Agreement is hereby amended and restated in its entirety as follows:

“1.1.12 ‘Close-down’ means, as the context may require, a decision by the boards of commissioners of PT-FI and PTRTI, respectively, and the board of directors of FCX, upon the recommendation of the Operating Committee, to cease all or some significant portion of Mining and Processing in the Contract Area or Mining and Processing in some significant and discrete part of the Contract Area.

(ii)	With effect from the date of this Amendment, Clause 8.8.2 of the Participation Agreement is hereby amended and restated in its entirety as follows:

“8.8.2.1 Within 90 days after a final determination of the Anticipated Close-down Date, the Operator shall deliver to the Participants its best estimate of the anticipated Close-down Costs.

8.8.2.2 In December of the Year in which the Anticipated Close-down Date with respect to ceasing all Mining and Processing in the Contract Area shall have been agreed or, as the case may be, determined, and in December of each of the nine subsequent Years, each Participant shall secure the payment of 10% of the Close-down Costs payable by such Participant (in accordance with the Financial and Accounting Procedures), by such methods as shall be determined by agreement of the Participants or, in the absence of agreement, by (i) the purchase of bonds with an investment rating of A (or the then equivalent rating) or better and (ii) the delivery of such bonds to the Trustee under the Trust Agreement or such other trustee as shall be agreed by the Participants. The proceeds of such bonds or other form of security shall be made available, as required, to pay such Close-down Costs.

8.8.2.3 In the Year in which the Anticipated Close-down Date with respect to ceasing (i) some significant portion of the Mining and Processing in the Contract Area or (ii) Mining and Processing in a significant and discrete part of the Contract Area shall have been agreed or, as the case may be, determined, commencing with the month immediately subsequent to such determination, each

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{PH007006.2}12667/66743-00/5547                                 2

Participant shall fund, in the manner provided in paragraph 10.3 of the Financial and Accounting Procedures, the proportion of the Close-down Costs for which it is, pursuant to paragraph 10.4.2 of the Financial and Accounting Procedures, liable.
8.8.2.4     In this Clause 8.8.2, “Close-down Costs” has the meaning assigned to the expression in paragraph 1.1D of the Financial and Accounting Procedures.

(iii)	With effect from the date of this Amendment, paragraph 10.4.2 of the Financial and Accounting Procedures is hereby amended and restated in its entirety as follows:

“10.4.2 Notwithstanding any other provision to the contrary in this Annex or this Agreement but subject to paragraph 10.4.1 above, each Participant agrees to pay and shall be liable to pay in respect of Close-down, that proportion of Close-down Costs which (i) in the event of a determination to cease all Mining and Processing in the Contract Area, the value of Products sold by or for such Participant over the life of the COW bears to the value of all Products sold by or for the Participants over the life of the COW or (ii) in the event of a determination to cease (x) some significant portion of Mining and Processing in the Contract Area or (y) Mining and Processing in a significant and discrete part of the Contract Area, the value of Products sold by or for such Participant from January 1, 1992 through the interim Anticipated Close-down Date bears to the value of Products sold by or for the Participants from January 1, 1992 through the interim Anticipated Close-down Date.

Final salvage from a final Close-down or salvage from an interim Close-down shall be credited to the Participants in the same proportion as the final or interim Close-down Costs, as the case may be, are allocated to them.”

(b)	Concerning the Operating Committee (Clauses 8.2 and 8.6 of the Participation Agreement).

(i)	With effect from January 1, 1998, Clause 8.2 of the Participation Agreement is hereby amended and restated in its entirety as follows:

“8.2	Operating Committee. PT-FI shall establish an Operating Committee to, among other things:

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{PH007006.2}12667/66743-00/5547                                 3

(i)	receive reports on all operations within the Contract Area, including Joint Operations,

(ii)	design for presentation to the board of directors of FCX and the boards of commissioners of PT-FI and PTRTI appropriate actions respecting the Joint Operations,

(iii)	develop plans and make recommendations to the board of directors of PT‑FI,

(iv)	monitor execution of plans approved by the board of directors of PT-FI, and

(v)	subject to the control of the board of directors of PT-FI, be involved generally in directing day-to-day operations of the business of PT-FI,

but will not determine policies, objectives, procedures, methods and actions for incurring Exploration Costs, which will continue to be determined by the relevant Exploration Committee. The Operating Committee will have five members, with three members appointed by PT-FI and two members appointed by PTRTI. Each of PT-FI and PTRTI may appoint one or more alternates to act in the absence of the regular member appointed by it. Any alternate so acting shall be deemed a member. Appointments shall be made or changed by written notice to the other Committee members.

The Operating Committee shall be the senior committee under this Agreement and as such it shall (i) coordinate the activities of all other committees established pursuant to this Agreement, including, without limitation, the activities of the Exploration Committee and (ii) resolve any disputed matter brought to the attention of the Operating Committee that would otherwise come within the purview of another committee established pursuant to this Agreement in the event such other committee is unable or unwilling to resolve such dispute.

The Operating Committee will also with respect to AFEs in relation to Replacement Capital Costs (as those terms are defined in paragraphs 1.1A and 1.1J of the Financial and Accounting Procedures):

(i)	note any such AFE in an amount equal to or in excess of $2.5 million but less than $5.0 million which has been

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{PH007006.2}12667/66743-00/5547                                 4

authorized by the Operator, and the Operator shall give notice of such AFE promptly to the Operating Committee;

(ii)	be the relevant body to, and shall have authority to, approve any such AFE in an amount equal to or in excess of $5.0 million; but less than or equal to $10.0 million; and

(iii)	have the authority to recommend for approval by the appropriate bodies within PT-FI and PTRTI any such AFE in an amount in excess of $10.0 million.”

(ii)    With effect from January 1, 1998, there shall be inserted at the end of Clause 8.6 of the Participation Agreement the following paragraph:

“The Participants agree that the four meetings per Year of the Operating Committee called for under this Clause 8.6 shall be held as close to the end of each calendar quarter as is possible and shall have on the itemized agenda prepared by the Operator and noticed to the Participants, among other things, the following:

(i)	a review of forecasts for quarter and year-to-date results;

(ii)	a determination of forecasts of projected Incremental Production; and

(iii)
approval of annual plans for Operating Costs and Replacement Capital Costs (as those terms are defined in paragraphs 1.1I and 1.1J of the Financial and Accounting Procedures) together with quarterly re-forecasts thereof.”

(c)
Concerning Hedging Activities (Clause 9.2.6 of the Participation Agreement). With effect from January 1, 1998, Clause 9.2.6 of the Participation Agreement is hereby amended and restated in its entirety as follows:

“9.2.6
The Operator shall sell on behalf of the Participants with an interest in such Products, the Products derived from Enterprise Operations on terms which shall be discussed with such Participants. In carrying out its obligations pursuant to this Clause 9.2.6, the Operator shall conduct such hedging and other price protection activities as are authorized by the relevant Participant with an interest in such Products. However, the costs and benefits of such price protection activities shall be specifically allocated to and borne solely by the authorizing Participant.

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{PH007006.2}12667/66743-00/5547                                 5

Where PTRTI participates in the currency hedging program for production costs, all cash costs of the currency hedges entered into for production costs shall be treated and shared as Operating Costs (as defined in paragraph 1.1 I of the Financial and Accounting Procedures) and all cash benefits of the currency hedges entered into for production costs shall be deducted from Operating Costs (as so defined). Non-cash losses and gains that result from accounting requirements to mark these obligations to market shall not be included in or deducted from Operating Costs (defined as aforesaid).

Where PTRTI does not participate in the currency hedging program for production costs, PT-FI may proceed with a currency program relating to its interest in production costs. All cash costs and cash benefits of the currency hedges entered into on a ‘sole’ basis by PT-FI shall be excluded from Operating Costs (defined as aforesaid) and shall be entirely to PT-FI’s account.”

(d)	Concerning Adjustments to the Product Schedule (Clause 16.4.2 of the Participation Agreement).

(i)	With effect from January 1, 1998, Clause 16.4.2 of the Participation Agreement is hereby amended and restated in its entirety as follows:

“16.4.2 Should, as a result of any of the causes referred to in Clause 16.4.1, an interruption in production occur and continue for a period in excess of twenty four (24) hours (the “Interruption Period”), the following shall occur:

(i)	The Operator shall determine in relation to each Product separately the Deemed Metal Loss according to the following formula:

Deemed Metal Loss for n =    {[(E * F) - G]*H n}I n

where n	=	the Product in question
E	=	the number of days in the Interruption Period

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{PH007006.2}12667/66743-00/5547                                 6

F	=
average planned throughput in tonnes of ore per day of the Interruption Period, according to the planned production of Products for the Year as shown in the then current programme and budget (which, in the case of Joint Operations, shall be the Approved Programme and Budget) for that Year (such Planned Production being the “Planned Production”)

G	=	actual throughput in tonnes of ore during the Interruption Period
H	=
planned mill grade for the Product in question for the Year in question as shown in the then current programme and budget (which, in the case of Joint Operations, shall be the Approved Programme and Budget)

I	=
planned mill recoveries for the Product in question for the Year in question as shown in the then current programme and budget (which in the case of Joint Operations, shall be the Approved Programme and Budget).

(ii)
If the Deemed Metal Loss for any Product determined according to (i) above either alone or when aggregated with any previous Deemed Metal Loss in the same Year for that Product which has not resulted in an adjustment to the Product Schedule pursuant to (iii) below exceeds an amount equal to one percent (1%) of the Planned Production of that Product (such Deemed Metal Loss either alone or as aggregated being, in such case, the “Metal Loss”), the adjustment specified in (iii) below shall be made. If the Deemed Metal Loss either alone or when so aggregated does not exceed an amount equal to one percent (1%) of the Planned Production for that Year of that Product, the amount of such Deemed Metal Loss shall be carried forward for aggregation with any subsequent Deemed Metal Loss for that Product which occurs in the same Year. For the avoidance of doubt, it is hereby agreed and declared that any Deemed Metal Loss outstanding at the end of any Year will not be carried forward.

(iii)	On each occasion that any determination made pursuant to (ii) above shows that there has been a

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{PH007006.2}12667/66743-00/5547                                 7

Metal Loss for any Product, the scheduled production of that Product for the Year in question as shown in the Product Schedule shall be reduced in accordance with the following formula:

D    =    A - B    x    C
A

where D is the revised scheduled production of the Product in question for the Year in question, A is the Planned Production of that Product for the Year in question, B is the Metal Loss for that Product for the Year in question and C is the scheduled production of that Product for that Year as shown in the Product Schedule immediately prior to the occurrence of the cause and the production which is D shall be substituted in the Product Schedule as the scheduled production of that Product for the Year in question.

(iv)
At the same time as any adjustment to the Product Schedule pursuant to (iii) above is made, an amount equal to the Metal Loss of each Product shall be added to the final Year of production as shown by the Product Schedule prior to the occurrence of the cause or causes. If, in the final Year, the scheduled production as so revised would exceed the production which would result from a daily rate of 118,000 tonnes per day, the excess shall be carried forward to the subsequent Year (and the Cut-off Date shall be extended accordingly) and appropriate adjustments made to the production of recovered metal for that Year.

(v)	Each reduction and adjustment of the Product Schedule pursuant to (iii) and/or (iv) above shall be made to the nearest whole mil.lbs or 000 oz. as the case may be.”

(ii)
Pursuant to Clause 16.4.2 of the Participation Agreement (as amended by this First Amendment), with effect from September 30, 1998, the Product Schedule annexed to the Participation Agreement as Annex A is hereby amended as follows for the years 1998 and 2021:

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{PH007006.2}12667/66743-00/5547                                 8

Year	Recovered Metal in Concentrate

	Cu (mil. lbs.)		Au (000 oz.)		Ag (000 oz.)
	Current	Revised	Current	Revised	Current	Revised
1998	1,033	1,022	1,365	1,350	3,275	3,239
2021	219	230	344	359	716	752

(e)
Concerning the Voluntary Additional Royalties. With effect from January 1, 1999, the Participants acknowledge and agree that the voluntary additional royalties on Products produced and sold from mill throughput in excess of 200,000 tonnes per day as described in the letter dated February 11, 1999 from the Operator to the Director General of General Mining shall be paid to the Government by and allocated between the Participants in both cases on the same basis as royalties required to be paid under the COW.

(f)	Concerning Certain Definitions in the Financial and Accounting Procedures.

(i)    With effect from January 1, 1998, the definition of Operating Costs in paragraph 1.1I of the Financial and Accounting Procedures is hereby amended and restated in its entirety as follows:

I.    “Operating Costs” means the aggregate of:

(a)
expenditures, adjusted for changes in inventory, that is either directly incurred or allocable to Chargeable Operations, including but not limited to production, maintenance and repair costs, logistical support and freight and handling costs, infrastructure and support facility costs (including similar expenditures under Privatization Agreements), Taxes (other than those imposed on net income of the Participants), and general and administrative costs of PT-FI (but not PTRTI) of the kind identified in PT-FI’s annual financial statements for the period ended 31 December 1994 under the heading “General and Administrative Costs”, but excluding depreciation, non-cash charges, interest, payments in the nature of principal and interest under Privatization Agreements, and accounting provisions and reserves;

(b)	Replacement Capital Costs in carrying out Chargeable Operations (including such expenditures under Privatization Agreements);

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{PH007006.2}12667/66743-00/5547                                 9

(c)	the cash element of specific accounting provisions incurred in the normal course of business in conducting Chargeable Operations; and

(d)
the original cash amount for materials and/or supplies purchased after the Sharing Commencement Date that are specifically identified as obsolete and written off against the reserve maintained therefor or, if such materials or supplies are sold, the excess of such original cash purchase price over the net proceeds from the sale of such materials or supplies.

Exploration Costs (other than Exploration Costs in respect of Grasberg Underground, DOM and Big Gossan), Taxes on net income of the Participants, and financing costs in connection with any financing arrangement entered into separately by a Participant (including without limitation, payments in the nature of principal and interest under Privatization Agreements undertaken separately) shall not be treated as Operating Costs incurred in carrying out Chargeable Operations. Financing costs (including without limitation, payments in the nature of principal and interest under Privatization Agreements) in connection with any financing arrangement entered into jointly by the Participants shall be included in Operating Costs.”

(ii)	With effect from January 1, 1998, the definition of “Sales Revenues” in paragraph 1.1 K of the Financial and Accounting Procedures is hereby amended and restated in its entirety as follows:

“K.    “Sales Revenues” means the sum of (i) Copper Sales Revenues, (ii) Gold Sales Revenues, (iii) Silver Sales Revenues and (iv) Other Product Sales Revenues, net of amounts contributed by the Operator on behalf of the Participants to the Freeport Fund for Irian Jaya Development pursuant to the Work Program of PT-FI to Participate in the Development of Timika Area to Meet the Aspirations of the Peoples dated April 13, 1996.”

(iii)	With effect from January 1, 1998, the following definitions shall be added to paragraph 1.1 of the Financial and Accounting Procedures:

“L.    “Copper Sales Revenues” means the sales value of payable copper in concentrate based on actual prices realized (or which

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{PH007006.2}12667/66743-00/5547                                 10

would have been realized but for any hedging and other price protection activities) net of:

(i)
smelting, treatment and refining charges, concentrate freight and handling costs, and other selling expenses attributable to concentrate sold other than refining charges relating specifically to payable gold and/or silver contained in concentrate,

(ii)	royalties required to be paid to the Government under the COW on copper sold as concentrate, and

(iii)	voluntary additional royalties paid to the Government on copper sold as concentrate.

M.
“Gold Sales Revenues” means the sales value of payable gold in concentrate based on actual prices realized (or which would have been realized but for any hedging and other price protection activities) net of

(i)	refining charges relating specifically to payable gold contained in concentrate,

(ii)	royalties required to be paid to the Government under the COW on gold sold as concentrate, and

(iii)	voluntary additional royalties paid to the Government on gold sold as concentrate.

N.
“Silver Sales Revenues” means the sales value of payable silver in concentrate based on actual prices realized (or which would have been realized but for any hedging and other price protection activities) net of

(i)	refining charges relating specifically to payable silver contained in concentrate,

(ii)	royalties required to be paid to the Government under the COW on silver sold as concentrate, and

(iii)	voluntary additional royalties paid to the Government on silver sold as concentrate.

O.	“Other Product Sales Revenues” means the value of Products other than copper, gold or silver (if any) sold

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{PH007006.2}12667/66743-00/5547                                 11

based on actual prices realized (or which would have realized but for any hedging and other price protection activities) net of royalties required to be paid to the Government under the COW on such Products.

P.
The term “payable”, when used in connection with the copper, gold and/or silver content of concentrates sold shall mean that portion of such content for which a price is paid to the Operator (selling on behalf of the Participants pursuant to Clause 9.2.6 of this Agreement.)”

(iii)	With effect from January 1, 1998, the definition of “Sharing Commencement Date” in paragraph 1.2 E of the Financial and Accounting Procedures is hereby amended and restated in its entirety as follows:

“E “Sharing Commencement Date” means January 1, 1998.”

(g)	Concerning Distribution of Incremental Expansion Revenues (paragraph 5.3.2 of the Financial and Accounting Procedures)

(i)	With effect from January 1, 1998, paragraph 5.3.2 of the Financial and Accounting Procedures is hereby amended and restated in its entirety as follows:

“5.3.2	Distribution of Incremental Expansion Revenues

Not later than the 10th business day of each month during the Production Period, the Operator shall compute on a Year-to-date basis as at the end of the immediately preceding calendar month Incremental Expansion Revenue for such immediately preceding calendar month and shall, not later than the 20th business day of the month, distribute the same to the Participants in the proportions attributable to their Participating Interests in Contract Area Block A; provided, that PT‑FI’s Participating Interest in Incremental Expansion Cashflow shall be distributed on such date to RTZ Lender pursuant to the RTZ Loan Agreement until such RTZ Loan (including, for the avoidance of doubt, all interest under the RTZ Loan Agreement) has been repaid.”

(ii)	With effect from January 1, 1998, the following paragraph shall be added to the Financial and Accounting Procedures as paragraph 5.3.3:

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{PH007006.2}12667/66743-00/5547                                 12

“5.3.3	Statements and Annual Adjustment

(a)
Not later than the 20th business day of each month during the Production Period, the Operator shall submit to each Participant schedules, substantially in the form of Schedule 5.3 hereto or as such form may be revised from time to time by agreement between the Participants, showing on a Year-to-date basis as at the end of the immediately preceding calendar month (i) Incremental Expansion Cashflow, (ii) projected Incremental Production, (iii) the calculation of Incremental Expansion Revenues and Expansion Share of Costs, (iv) a summary of distributions of Incremental Expansion Revenues and/or Cashflows, (v) accounting rollforward of Product inventory, (vi) opening metal inventory sales analysis and (vii) data input for accounting/reporting.

(b)
Not later than 120 business days after the end of each Year during the Production Period, a statement of the previous Year’s Incremental Expansion Cashflow shall be prepared by the Operator and distributed to the Participants. If the annual settlement statement indicates an overpayment of Incremental Expansion Cashflow, each Participant shall pay the Operator its share of such over-payment within 30 business days. If the annual settlement statement indicates an underpayment of Incremental Expansion Cashflow, the Operator shall pay to each Participant its share of such underpayment within 30 business days.

(c)	Any adjustment that is determined to be required at any time shall be included in the next monthly statement.”

(h)
Concerning Unutilized Cash Calls (paragraph 10.3.4 of the Financial and Accounting Procedures). With effect from January 1, 1998, paragraph 10.3.4 of the Financial and Accounting Procedures is hereby amended and restated in its entirety as follows:

“10.3.4        Each of the Participants acknowledges that it is its intention that each of the Participants should be given the benefit of any cash

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{PH007006.2}12667/66743-00/5547                                 13

contributions it pays to the Operator in advance of use of such contributions by the Operator under this Agreement and should compensate the Operator for any detriment to the Operator if any such cash contributions fall short (in amount or timing) of what is actually and properly expended by the Operator. Accordingly, where funds paid by a Participant pursuant to cash calls made by the Operator under this Agreement are not invested in an interest bearing account for the benefit of that Participant, the following shall apply:

(a)
Each calendar month, each of the Participants shall be entitled to or (as the case may be) liable for interest on its Notional Balance (as defined in (b) below) for that month at the rate per annum which is the Operator’s average cost of borrowing under its corporate line of credit for that month as determined and certified by the Treasurer of PT-FI. The amount of such interest for each month shall be calculated in accordance with the provisions of (b) below and paid in accordance with the provisions of (c) below.

(b)	Each calendar month (a “Calculation Month”), the Operator shall determine in relation to each Participant the amount which is:

(i)
the net under- or over-call (being the cumulative difference as at the end of the calendar month which is two months prior to the Calculation Month of all of such Participant’s contributions pursuant to cash calls made by the Operator in accordance with this Agreement less the aggregate amount equal to such Participant’s share pursuant to paragraphs 3, 4, 5 and/or 6 of the Financial and Accounting Procedures of the amount actually spent by the Operator on Joint Operations) brought forward at the beginning of the previous calendar month, any negative amount being a net under-call and any positive amount being a net over-call plus

(ii)	the amount of that Participant’s cash contributions made in respect of the previous calendar month pursuant to cash calls made by the Operator in accordance with this Agreement less

(iii)
50% of the amount equal to that Participant’s share pursuant to paragraphs 3, 4, 5 and/or 6 of the Financial and Accounting Procedures of the amount actually spent by the Operator on Joint Operations during the previous calendar month.

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{PH007006.2}12667/66743-00/5547                                 14

The amount which is (i) plus (ii) less (iii) above for a Participant shall be its Notional Balance for the month prior to the Calculation Month (the “Relevant Month”). If the Notional Balance in respect of any Relevant Month is negative, the Participant shall be liable for interest on the Notional Balance at the interest rate for the Relevant Month referred to in (a) above. If the Notional Balance in respect of any Relevant Month is positive, the Participant shall be entitled to interest on the Notional Balance at the interest rate for the Relevant Month referred to in (a) above.

(c)
Not later than the tenth business day after the end of each Calculation Month, the Operator shall distribute to the Participants a schedule in such form as agreed between the Participants from time to time showing the interest to which either or both of the Participants is entitled or (as the case may be) for which either or both of the Participants is liable under the provisions of (b) of this paragraph 10.3.4 above in respect of the Relevant Month. The amount of any such interest to which a Participant is entitled or (as the case may be) for which a Participant is liable in respect of each Relevant Month shall be taken into account (as a deduction from or, as the case may be, addition to, the billing) in the billing for estimated cash requirements submitted by the Operator pursuant to paragraph 10.3.1 of the Financial and Accounting Procedures for the calendar month which is two months after the Relevant Month in question.”

(i)	Concerning Cash Calls. With effect from January 1, 1998, the following sub-paragraph shall be inserted as paragraph 10.3.6 of the Financial and Accounting Procedures:

“10.3.6
The Participants hereby acknowledge that, notwithstanding anything to the contrary in either paragraphs 5.3 or 10.3.1 of the Financial and Accounting Procedures, the Operator shall make cash calls for estimated cash requirements for the next following calendar month without regard to any revenues to which the Participants may be entitled under paragraph 5.3 of the Financial and Accounting Procedures.”

(j)	Concerning certain Capital Costs in relation to Grasberg Underground, Kucing Liar, DOM, Big Gossan and DOZ.

(i)	With effect from January 1, 1998, the definition of “Replacement Capital Costs” in paragraph 1.1J of the Financial and Accounting Procedures shall be amended and restated in its entirety as follows:

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{PH007006.2}12667/66743-00/5547                                 15

“J.	“Replacement Capital Costs” means

(a)	Capital Costs incurred other than for Expansion, a Greenfield Project or a Sole Risk Venture

(b)	Exploration Costs in respect of Grasberg Underground, DOM and Big Gossan

(c)	the costs of any Feasibility Study in respect of the Development and Mining of Grasberg Underground, DOM and Big Gossan

(d)	one half of Common Infrastructure Costs and

(e)	Capital Costs for the Development of Grasberg Underground, DOM and Big Gossan other than any part of such Capital Costs as constitute Common Infrastructure Costs.”

(ii)	With effect from January 1, 1998, the following definitions shall be added to paragraph 1.1 of the Financial and Accounting Procedures:

“Q.
“Common Infrastructure Costs” means Capital Costs incurred in respect of drift development (including, without limitation, equipment, labour and supervision, materials and engineering) and installations (including, without limitation, central shops, power supply and distribution, ore flow, water control structures and water treatment plants) which are common to the Development of both Kucing Liar and Grasberg Underground.

R.	“Kucing Liar” means the orebody referred to as such by the Participants which lies on the southern flank of and underneath the southern portion of the Grasberg open pit.

S.
“DOZ” means the copper-gold skarn deposit, known to the Participants as the Deep Ore Zone, comprising the lower elevations (currently defined to be between 3450/L and 3050/L (block cave reserves) and between 3050/L and 2950/L (sublevel cave reserves)) of the Erstberg East Skarn System occurring on the northeast flank of the Erstberg Diorite and located about one kilometre east of the original Ertsberg pit.

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{PH007006.2}12667/66743-00/5547                                 16

T.
“DOM” means the copper-gold skarn deposit which is roughly wedge-shaped in the plan view and shaped like a double-rooted tooth in a north-south cross-section occurring on the southern flank of the Ertsberg Diorite and located almost two kilometres east-southeast of the original Ertsberg pit.

U.
“Big Gossan” means the tabular copper-gold skarn deposit occurring at elevations from below 2500 meters to over 3100 meters located about one kilometre south of the original Ertsberg pit and the eastern end of which is just east of the Grasberg de-watering drift and north of the Amole portal.

V.
“Grasberg Underground” means the deposit wholly contained within the Grasberg intrusive complex and its contact zone which is the lower portion of the Grasberg orebody and primarily below the final open pit, and is continuous with the open pit reserve, and includes mineralized material on the lower benches of the final pit that were not included in the final pit configuration.”

(iii)	With effect from January 1, 1998, paragraph 4.2 of the Financial and Accounting Procedures shall be amended by the addition to the end of the sub-paragraph of the following proviso:

“provided that nothing in this paragraph 4.2 shall affect the classification of Exploration Costs and costs of any Feasibility Study in each case in respect of Grasberg Underground, DOM and Big Gossan contained in paragraph 1.1J of this Annex and the consequent proportionate sharing of such costs in accordance with the other provisions of this Annex.”

(iv)	With effect from January 1, 1998, there shall be inserted at the end of and as part of sub-paragraph (i) of paragraph 5.3.1 of the Financial and Accounting Procedures the following:

“The following shall be deemed to be Capital Costs of Approved Expansion Projects within (B) above, namely

(l)    the costs of any pre-Feasibility Study and of any Feasibility Study in respect of the Development and Mining of Kucing Liar and the costs of any Feasibility Study in respect of the Development and Mining of DOZ

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{PH007006.2}12667/66743-00/5547                                 17

(m)    one half of Common Infrastructure Costs and

(n)    Capital Costs for the Development of Kucing Liar and DOZ, other than any part of such Capital Costs as constitute Common Infrastructure Costs and for the avoidance of doubt, it is hereby agreed and declared first, that the Capital Costs for the Development of Grasberg Underground, DOM and Big Gossan (excluding any part of such Capital Costs as constitute Common Infrastructure Costs) are not and shall not be deemed for any purpose to be Capital Costs of Approved Expansion Projects and secondly, that no Development of Grasberg Underground, DOM or Big Gossan shall be or be deemed for any purpose to be an Expansion.”

(k)	Concerning Chargeable Operations Financial Statement.

(i)	With effect from 1 January 1998, there shall be added to paragraph 9.1 of the Financial and Accounting Procedures the following subparagraph:

“(F)
The Operator shall, not later than the date falling 120 days after the end of each Year, prepare financial statements showing a true and fair view of the state of affairs of the Chargeable Operations as at the end of the Year just ended and of the results of the Chargeable Operations for the period ended on the last day of the Year just ended. Such financial statements shall be prepared on a basis agreed upon by the Participants from time to time. Such agreement from time to time shall be recorded in and by Operating Committee minute.”

(ii)	With effect from 1 January 1998, there shall be inserted at the end of paragraph 9.2(A) of the Financial and Accounting Procedures the following:

“and of the financial statements prepared by it pursuant to paragraph 9.1(F) of this Annex.”

(iii)	With effect from 1 January 1998, paragraph 9.2(B) of the Financial and Accounting Procedures shall be amended and restated in its entirety as follows:

New First Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 18

“(B)
The audits shall be conducted by a firm of accountants of international standing selected by the Operator and approved by the Operating Committee and such accountants shall provide certification that the records and accounts have been properly maintained in accordance with the provisions of this Agreement, that the revenues and costs have been properly calculated and allocated to the Participants in accordance with the provisions of this Annex and the Agreement and that the financial statements prepared pursuant to paragraph 9.1(F) of this Annex have been prepared in accordance with the accounting principles agreed from time to time by the Participants.”

3.	Representations and Warranties. Each Participant hereby represents and warrants to the other Participant as follows:

(a)
The execution, delivery and performance by such Participant of this Amendment (i) are within such Participant’s corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the certificate or articles of incorporation or by-laws of such Participant, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract lease, instrument or other commitment to which such Participant is a party or by which such Participant or any of its assets are bound and (vi) will not result in the creation or imposition of any lien upon any asset of such Participant under any existing indenture, mortgage, deed of trust, loan or loan agreement or other agreement or instrument to which such Participant is a party or by which it or any of its assets may be bound or affected.

(b)
The Participation Agreement, as amended by this Amendment is the legal, valid and binding obligation of such Participant, and is enforceable against such Participant in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and subject to any limitation acts and to general equitable principles.

4.
Reference to and Effect Upon the Participation Agreement. Upon the signature of this Amendment, each reference in the Participation Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall mean and be a reference to the Participation Agreement, as amended hereby.

New First Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 19

5.
Reaffirmation. Each Participant hereby reaffirms to the other that, except as modified hereby, the Participation Agreement remains in full force and effect and has not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Participation Agreement shall remain unaltered and in full force and effect.

6.	Choice of Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.
Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the other party an original counterpart hereof.

New First Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 20

IN WITNESS WHEREOF, the parties hereby have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

PT FREEPORT INDONESIA COMPANY

By:	/s/ Adrianto Machribie

Its:	President Director

P.T. RTZ-CRA INDONESIA

By:	/s/ Noke Kiroyan

Its:	President Director

New First Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 21

SCHEDULE 5.3

(a) Subschedules

(i)    Statement of Incremental Expansion Cashflow

(ii)    Statement of Projected Incremental Production

(iii)	Calculation of Incremental Expansion Revenues and Expansion Share of Costs

(iv)	Summary of Distributions/Loan Repayments from Incremental Expansion Cashflow

(v)	Accounting Rollforward of Product Inventory

(vi)	Opening Metal Inventory Sales Analysis

(b) Data Input for Accounting/Reporting

SEE ATTACHMENTS

New First Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 22

THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT is made February 22, 2006.

BETWEEN:

(1)	P.T. FREEPORT INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia and domesticated in the State of Delaware, U.S.A. (“PT-FI”) and

(2)	P.T. RIO TINTO INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia (“PTRTI”),

WHEREAS

(A)
By a Contract of Work dated December 30, 1991 made between The Government of the Republic of Indonesia (the “Government”) and PT-FI, the Government appointed PT-FI as the sole contractor for the Government with respect to the Contract Area, as defined in the Contract of Work, with the sole rights to explore, mine, process, store, transport, market, sell, and dispose of Products, as defined below, in the Contract Area (defined as aforesaid).

(B)
Pursuant to that certain Participation Agreement dated October 11, 1996, between PT-FI and PTRTI, as amended by the First Amendment to Participation Agreement dated April 30, 1999 (as amended and in effect prior to the effectiveness of this Second Amendment, the “Participation Agreement”), PT-FI and PTRTI participate in operations under the COW (as defined below) on the terms and conditions set forth therein.

(C)	PT-FI and PTRTI desire to amend the Participation Agreement as hereinafter set forth.

IT IS HEREBY AGREED as follows:

1.
Definitions. In this Second Amendment (including the Schedules and Annexes hereto), unless the context otherwise requires, capitalized terms used herein shall have the meanings provided under the Participation Agreement.

2.
Amendments To Annex A of The Participation Agreement. With effect from January 1, 2000, the Product Schedule will be amended so that it comprises the Product Schedule as set forth on the Schedule hereto.

Second Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 1

3.	Representations and Warranties. Each Participant hereby represents and warrants to the other Participant as follows:

(a)
The execution, delivery and performance by such Participant of this Second Amendment (i) are within such Participant’s corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) require no action by or in respect of, or filing with, any governmental body, agency or official, (iv) do not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the certificate or articles of incorporation or by-laws of such Participant, (v) do not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract lease, instrument or other commitment to which such Participant is a party or by which such Participant or any of its assets are bound and (vi) will not result in the creation or imposition of any lien upon any asset of such Participant under any existing indenture, mortgage, deed of trust, loan or loan agreement or other agreement or instrument to which such Participant is a party or by which it or any of its assets may be bound or affected.

(b)
The Participation Agreement, as amended by this Second Amendment is the legal, valid and binding obligation of such Participant, and is enforceable against such Participant in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and subject to any limitation acts and to general equitable principles.

4.
Reference to and Effect Upon the Participation Agreement. Upon the signature of this Second Amendment, each reference in the Participation Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall mean and be a reference to the Participation Agreement, as amended hereby.

5.
Reaffirmation. Each Participant hereby reaffirms to the other that, except as modified hereby, the Participation Agreement remains in full force and effect and has not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Participation Agreement shall remain unaltered and in full force and effect.

6.	Choice of Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.
Counterparts. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Second Amendment may be delivered by telecopier, and if so delivered shall be

Second Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 2

deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the other party an original counterpart hereof.

Second Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 3

IN WITNESS WHEREOF, the parties hereby have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

PT FREEPORT INDONESIA

By:	/s/ Richard C. Adkerson

Its:	Director and Executive Vice President

P.T. RIO TINTO INDONESIA

By:	/s/ Mike Jolley

Its:	President Director

Second Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 4

SCHEDULE A

ANNEX A
Product Schedule

Recovered Metal in Concentrate

Year	Copper	Gold	Silver
	(million lbs)	(000's ozs)	(000's ozs)

1995	1,029	1,318	2,872
1996	1,085	1,279	2,828
1997	1,140	1,791	2,969
1998	1,022	1,350	3,239
1999	1,165	1,503	3,822
2000	1,052	1,242	4,039
2001	1,132	1,397	3,943
2002	1,090	1,375	3,795
2003	979	1,456	3,659
2004	874	1,377	3,077
2005	1,146.368	1,870	4,121
2006	1,099	1,653	3,934
2007	1,099	1,631	4,045
2008	1,110	1,614	4,158
2009	1,107	1,589	4,203
2010	1,099	1,567	4,296
2011	1,049	1,269	4,138
2012	1,035	1,283	4,010
2013	1,066	1,471	4,268
2014	1,066	1,461	4,277
2015	1,057	1,493	4,156
2016	1,044	1,529	3,768
2017	1,008	1,589	3,359
2018	1,008	1,589	3,359
2019	1,024	1,589	3,396
2020	1,027	1,593	3,405
2021	463.632	638	1,437
	28,076	39,616	98,579

Second Amendment to Participation Agreement
{PH007006.2}12667/66743-00/5547                                 5

EXECUTION COPY

THIS THIRD AMENDMENT TO PARTICIPATION AGREEMENT is made October 7, 2009.

BETWEEN:

(1)	P.T. FREEPORT INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia and domesticated in the State of Delaware, U.S.A. (“PT-FI”) and

(2)	P.T. RIO TINTO INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia (“PTRTI”),

WHEREAS

(A)
By a Contract of Work dated December 30, 1991 made between The Government of the Republic of Indonesia (the “Government”) and PT-FI, the Government appointed PT-FI as the sole contractor for the Government with respect to the Contract Area, as defined in the Contract of Work, with the sole rights to explore, mine, process, store, transport, market, sell, and dispose of Products, as defined below, in the Contract Area (defined as aforesaid).

(B)
Pursuant to that certain Participation Agreement dated October 11, 1996, between PT-FI and PTRTI, as amended by the First Amendment to Participation Agreement dated April 30, 1999 and the Second Amendment to Participation Agreement dated February 22, 2006 (as amended and in effect prior to the effectiveness of this Third Amendment, the “Participation Agreement”), PT-FI and PTRTI participate in operations under the COW (as defined below) on the terms and conditions set forth therein.

(C)	PT-FI and PTRTI desire to amend the Participation Agreement as hereinafter set forth.

IT IS HEREBY AGREED as follows:

1.
Definitions. In this Third Amendment (including the Schedules and Annexes hereto), unless the context otherwise requires, capitalized terms used herein shall have the meanings provided under the Participation Agreement.

2.
Amendments To Annex A of The Participation Agreement. With effect from January 1, 2006, the Product Schedule is hereby amended so that it comprises the Product Schedule as set forth on the Schedule attached to this Third Amendment.

Third Amendment to Participation Agreement
{PH007006.2}                                          1

3.	Representations and Warranties. Each Participant hereby represents and warrants to the other Participant as follows:

(a)
The execution, delivery and performance by such Participant of this Third Amendment (i) is within such Participant’s corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) requires no action by or in respect of, or filing with, any governmental body, agency or official, (iv) does not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the certificate or articles of incorporation or by-laws of such Participant, (v) does not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract lease, instrument or other commitment to which such Participant is a party or by which such Participant or any of its assets are bound and (vi) will not result in the creation or imposition of any lien upon any asset of such Participant under any existing indenture, mortgage, deed of trust, loan or loan agreement or other agreement or instrument to which such Participant is a party or by which it or any of its assets may be bound or affected.

(b)
The Participation Agreement, as amended by this Third Amendment, is the legal, valid and binding obligation of such Participant, and is enforceable against such Participant in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and subject to any limitation acts and to general equitable principles.

4.
Reference to and Effect Upon the Participation Agreement. Upon the execution by both Participants of this Third Amendment, each reference in the Participation Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall mean and be a reference to the Participation Agreement, as amended hereby.

5.
Reaffirmation. Each Participant hereby reaffirms to the other that, except as modified hereby, the Participation Agreement remains in full force and effect and has not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Participation Agreement shall remain unaltered and in full force and effect.

6.	Choice of Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.
Counterparts. This Third Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this

Third Amendment to Participation Agreement
{PH007006.2}                                          2

Second Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the other party an original counterpart hereof.

IN WITNESS WHEREOF, the parties hereby have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

PT FREEPORT INDONESIA

By:	/s/ Clayton A. Wenas

Its:	Director & Executive Vice President

P.T. RIO TINTO INDONESIA

By:	/s/ Mark Hunter

Its:	Director

Third Amendment to Participation Agreement
{PH007006.2}                                          3

SCHEDULE

ANNEX A
Product Schedule

	Recovered Metal in Concentrate
Year	Copper	Gold	Silver
	(million lbs)	(000's ozs)	(000's ozs)

1995	1,029	1,318	2,872
1996	1,085	1,379	2,828
1997	1,140	1,791	2,969
1998	1,022	1,350	3,239
1999	1,165	1,503	3,822
2000	1,052	1,242	4,039
2001	1,132	1,397	3,943
2002	1,090	1,375	3,795
2003	979	1,456	3,659
2004	874	1,377	3,077
2005	1,146.368	1,870	4,121
2006	1,092.005	1,642.69	3,934
2007	1,099	1,631	4,045
2008	1,110	1,198.7	4,158
2009	1,107	2,004.3	4,203
2010	1,099	1,567	4,296
2011	1,049	1,269	4,138
2012	1,035	1,283	4,010
2013	1,066	1,471	4,268
2014	1,066	1,461	4,277
2015	1,057	1,493	4,156
2016	1,044	1,529	3,768
2017	1,008	1,589	3,359
2018	1,008	1,589	3,359
2019	1,024	1,589	3,396
2020	1,027	1,593	3,405
2021	470.627	648.31	1,437
	28,076	39,616	98,573

Third Amendment to Participation Agreement
{PH007006.2}                                          4

EXECUTION COPY

THIS FOURTH AMENDMENT TO PARTICIPATION AGREEMENT is made November 14, 2013.

BETWEEN:

(1)	P.T. FREEPORT INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia and domesticated in the State of Delaware, U.S.A. (“PT-FI”) and

(2)	P.T. RIO TINTO INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia (“PTRTI”),

WHEREAS

(A)
By a Contract of Work dated December 30, 1991 made between The Government of the Republic of Indonesia (the “Government”) and PT-FI, the Government appointed PT-FI as the sole contractor for the Government with respect to the Contract Area, as defined in the Contract of Work, with the sole rights to explore, mine, process, store, transport, market, sell, and dispose of Products, as defined below, in the Contract Area (defined as aforesaid).

(B)
Pursuant to that certain Participation Agreement dated October 11, 1996, between PT-FI and PTRTI, as amended by the First Amendment to Participation Agreement dated April 30, 1999, the Second Amendment to Participation Agreement dated February 22, 2006, and the Third Amendment to Participation Agreement dated October 7, 2009 (as amended and in effect prior to the effectiveness of this Fourth Amendment, the “Participation Agreement”), PT-FI and PTRTI participate in operations under the COW (as defined below) on the terms and conditions set forth therein.

(C)	PT-FI and PTRTI desire to amend the Participation Agreement as hereinafter set forth.

IT IS HEREBY AGREED as follows:

1.
Definitions. In this Fourth Amendment (including the Schedules and Annexes hereto), unless the context otherwise requires, capitalized terms used herein shall have the meanings provided under the Participation Agreement.

2.
Amendments To Annex A of The Participation Agreement. With effect from January 1, 2011, the Product Schedule is hereby amended so that it comprises the Product Schedule as set forth on the Schedule attached to this Fourth Amendment.

Fourth Amendment to Participation Agreement
{PH007006.2}                                          1

3.	Representations and Warranties. Each Participant hereby represents and warrants to the other Participant as follows:

(a)
The execution, delivery and performance by such Participant of this Fourth Amendment (i) is within such Participant’s corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) requires no action by or in respect of, or filing with, any governmental body, agency or official, (iv) does not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the certificate or articles of incorporation or by-laws of such Participant, (v) does not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract lease, instrument or other commitment to which such Participant is a party or by which such Participant or any of its assets are bound and (vi) will not result in the creation or imposition of any lien upon any asset of such Participant under any existing indenture, mortgage, deed of trust, loan or loan agreement or other agreement or instrument to which such Participant is a party or by which it or any of its assets may be bound or affected.

(b)
The Participation Agreement, as amended by this Fourth Amendment, is the legal, valid and binding obligation of such Participant, and is enforceable against such Participant in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and subject to any limitation acts and to general equitable principles.

4.
Reference to and Effect Upon the Participation Agreement. Upon the execution by both Participants of this Fourth Amendment, each reference in the Participation Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall mean and be a reference to the Participation Agreement, as amended hereby.

5.
Reaffirmation. Each Participant hereby reaffirms to the other that, except as modified hereby, the Participation Agreement remains in full force and effect and has not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Participation Agreement shall remain unaltered and in full force and effect.

6.	Choice of Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.	Counterparts. This Fourth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together

Fourth Amendment to Participation Agreement
{PH007006.2}                                          2

shall constitute one and the same instrument. One or more counterparts of this Fourth Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the other party an original counterpart hereof.

IN WITNESS WHEREOF, the parties hereby have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

PT FREEPORT INDONESIA

By:	/s/ Rozik B. Soetjipto

Its:	President Director

P.T. RIO TINTO INDONESIA

By:	/s/ Mark Hunter

Its:	President Director

Fourth Amendment to Participation Agreement
{PH007006.2}                                          3

ANNEX A
Product Schedule

	Recovered Metal in Concentrate
Year	Copper	Gold	Silver
	(million lbs)	(000's ozs)	(000's ozs)

1995	1,029	1,318	2,872
1996	1,085	1,379	2,828
1997	1,140	1,791	2,969
1998	1,022	1,350	3,239
1999	1,165	1,503	3,822
2000	1,052	1,242	4,039
2001	1,132	1,397	3,943
2002	1,090	1,375	3,795
2003	979	1,456	3,659
2004	874	1,377	3,077
2005	1,146.368	1,870	4,121
2006	1,092.005	1,642.69	3,934
2007	1,099	1,631	4,045
2008	1,110	1,198.7	4,158
2009	1,107	2,004.30	4,203
2010	1,099	1,567	4,296
2011	821	1,045	3,379
2012	1,035	1,283	4,010
2013	1,066	1,471	4,268
2014	1,066	1,461	4,277
2015	1,057	1,493	4,156
2016	1,044	1,529	3,768
2017	1,008	1,589	3,359
2018	1,008	1,589	3,359
2019	1,024	1,589	3,396
2020	1,027	1,593	3,405
2021	470.627	648.31	2,196
Future Adjustment Amount[1]	228	224	---
Total	28,076	39,616	98,573

1 The Future Adjustment Amount for each of copper and gold shall be added to the Product Schedule in accordance with the following:

(A)	if the Cumulative Target is exceeded prior to January 1, 2021, (i) the Future Adjustment Amount for copper shall be added to the Product Schedule pro rata over a single period of

Fourth Amendment to Participation Agreement
{PH007006.2}                                          4

12 consecutive months in equal amounts per month of 19 million pounds, commencing with the month immediately following the month in which the Cumulative Target for copper is exceeded and (ii) the Future Adjustment Amount for gold shall be added to the Product Schedule pro rata over a single period of 12 consecutive months in equal amounts per month for the first 11 months of 18,666 ounces and for month 12 of 18,674 ounces, commencing with the month immediately following the month in which the Cumulative Target for gold is exceeded. ; or

(B)	if the Cumulative Target is not exceeded prior to January 1, 2021, the Future Adjustment Amount shall be added to the Product Schedule in calendar year 2021.

“Cumulative Target” means (i) with respect to copper, cumulative aggregate copper production of 9.5 billion pounds commencing from 1 January, 2011, and (ii) with respect to gold, cumulative aggregate gold production of 11 million ounces commencing from 1 January, 2011.

Fourth Amendment to Participation Agreement
{PH007006.2}                                          5

EXECUTION COPY

THIS FIFTH AMENDMENT TO PARTICIPATION AGREEMENT is made 4th AUGUST 2014.

BETWEEN:

(1)	P.T. FREEPORT INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia and domesticated in the State of Delaware, U.S.A. (“PT-FI”) and

(2)	P.T. RIO TINTO INDONESIA, a limited liability company organized under the laws of the Republic of Indonesia (“PTRTI”),

WHEREAS

(A)
By a Contract of Work dated December 30, 1991 made between The Government of the Republic of Indonesia (the “Government”) and PT-FI, the Government appointed PT-FI as the sole contractor for the Government with respect to the Contract Area, as defined in the Contract of Work, with the sole rights to explore, mine, process, store, transport, market, sell, and dispose of Products, as defined below, in the Contract Area (defined as aforesaid).

(B)
Pursuant to that certain Participation Agreement dated October 11, 1996, between PT-FI and PTRTI, as amended by the First Amendment to Participation Agreement dated April 30, 1999, the Second Amendment to Participation Agreement dated February 22, 2006, the Third Amendment to Participation Agreement dated October 7, 2009, and the Fourth Amendment to Participation Agreement dated November 14, 2013 (as amended and in effect prior to the effectiveness of this Fifth Amendment, the “Participation Agreement”), PT-FI and PTRTI participate in operations under the COW (as defined below) on the terms and conditions set forth therein.

(C)	PT-FI and PTRTI desire to amend the Participation Agreement as hereinafter set forth.

IT IS HEREBY AGREED as follows:

1.
Definitions. In this Fifth Amendment (including the Schedules and Annexes hereto), unless the context otherwise requires, capitalized terms used herein shall have the meanings provided under the Participation Agreement.

Fifth Amendment to Participation Agreement
{PH007006.2}                                          1

2.
Amendments To Annex A of The Participation Agreement. With effect from January 1, 2012, the Product Schedule is hereby amended so that it comprises the Product Schedule as set forth on the Schedule attached to this Fifth Amendment.

3.	Representations and Warranties. Each Participant hereby represents and warrants to the other Participant as follows:

(a)
The execution, delivery and performance by such Participant of this Fifth Amendment (i) is within such Participant’s corporate powers, (ii) has been duly authorized by all necessary corporate action, (iii) requires no action by or in respect of, or filing with, any governmental body, agency or official, (iv) does not contravene, or constitute a default under, any provision of any applicable law, statute, ordinance, regulation, rule, order or other governmental restriction or of the certificate or articles of incorporation or by-laws of such Participant, (v) does not contravene, or constitute a default under, any agreement, judgment, injunction, order, decree, indenture, contract lease, instrument or other commitment to which such Participant is a party or by which such Participant or any of its assets are bound and (vi) will not result in the creation or imposition of any lien upon any asset of such Participant under any existing indenture, mortgage, deed of trust, loan or loan agreement or other agreement or instrument to which such Participant is a party or by which it or any of its assets may be bound or affected.

(b)
The Participation Agreement, as amended by this Fifth Amendment, is the legal, valid and binding obligation of such Participant, and is enforceable against such Participant in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium or other laws affecting the enforcement of creditors’ rights generally and subject to any limitation acts and to general equitable principles.

4.
Reference to and Effect Upon the Participation Agreement. Upon the execution by both Participants of this Fifth Amendment, each reference in the Participation Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, shall mean and be a reference to the Participation Agreement, as amended hereby.

5.
Reaffirmation. Each Participant hereby reaffirms to the other that, except as modified hereby, the Participation Agreement remains in full force and effect and has not been otherwise waived, modified or amended. Except as expressly modified hereby, all of the terms and conditions of the Participation Agreement shall remain unaltered and in full force and effect.

6.	Choice of Law. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of New York.

Fifth Amendment to Participation Agreement
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7.
Counterparts. This Fifth Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Fifth Amendment may be delivered by telecopier, and if so delivered shall be deemed to be delivered with the intention that they shall have the same effect as an original counterpart hereof. Any party delivering any such counterpart by telecopy shall promptly forward to the other party an original counterpart hereof.

IN WITNESS WHEREOF, the parties hereby have caused their duly authorized officers to execute and deliver this Fifth Amendment as of the date first above written.

PT FREEPORT INDONESIA

By:	/s/ Rozik B. Soetjipto

Its:	President Director

P.T. RIO TINTO INDONESIA

By:	/s/ Mark Hunter

Its:	President Director

Fifth Amendment to Participation Agreement
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ANNEX A
Product Schedule

	Recovered Metal in Concentrate
Year	Copper	Gold	Silver
	(million lbs)	(000's ozs)	(000's ozs)

1995	1,029	1,318	2,872
1996	1,085	1,379	2,828
1997	1,140	1,791	2,969
1998	1,022	1,350	3,239
1999	1,165	1,503	3,822
2000	1,052	1,242	4,039
2001	1,132	1,397	3,943
2002	1,090	1,375	3,795
2003	979	1,456	3,659
2004	874	1,377	3,077
2005	1,146.368	1,870	4,121
2006	1,092.005	1,642.69	3,934
2007	1,099	1,631	4,045
2008	1,110	1,198.7	4,158
2009	1,107	2,004.30	4,203
2010	1,099	1,567	4,296
2011	821	1,045	3,379
2012	720.75	888.28	2,591.31
2013	1,186.25	1,688.72	4,994.69
2014	1,066	1,461	4,277
2015	1,057	1,493	4,156
2016	1,044	1,529	3,768
2017	1,008	1,589	3,359
2018	1,008	1,589	3,359
2019	1,024	1,589	3,396
2020	1,027	1,593	3,405
2021	470.627	648.31	2,888
Future Adjustment Amount[1]	422	401	---
Total	28,076	39,616	98,573

1 The Future Adjustment Amount for each of copper and gold shall be added to the Product Schedule in accordance with the following:

(A)	if the Cumulative Target is exceeded prior to January 1, 2021, (i) the Future Adjustment Amount for copper shall be added to the Product Schedule pro rata over a single period of

Fifth Amendment to Participation Agreement
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12 consecutive months in equal amounts per month for the first 11 months of 35,166,000 million pounds and for month 12 of 35,174,000 million pounds, commencing with the month immediately following the month in which the Cumulative Target for copper is exceeded and (ii) the Future Adjustment Amount for gold shall be added to the Product Schedule pro rata over a single period of 12 consecutive months in equal amounts per month for the first 11 months of 33,417 ounces and for month 12 of 33,413 ounces, commencing with the month immediately following the month in which the Cumulative Target for gold is exceeded. ; or

(B)	if the Cumulative Target is not exceeded prior to January 1, 2021, the Future Adjustment Amount shall be added to the Product Schedule in calendar year 2021.

“Cumulative Target” means (i) with respect to copper, cumulative aggregate copper production of 9.5 billion pounds commencing from 1 January, 2011, and (ii) with respect to gold, cumulative aggregate gold production of 11 million ounces commencing from 1 January, 2011.

Fifth Amendment to Participation Agreement
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